UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Section 240.14a-12

Verisk Analytics, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Your Vote Counts! VERISK ANALYTICS, INC. 2026 Annual Meeting Vote by May 18, 2026 11:59 PM ET V91580-P48923 You invested in VERISK ANALYTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 19, 2026. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 5, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Virtually at: Vote Virtually at the Meeting* May 19, 2026 8:30 a.m., Eastern Time *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

VERISK ANALYTICS, INC.

2026 Annual Meeting
Vote by May 18, 2026
11:59 PM ET

Voting Items		Board Recommends
1.	Election of Directors	
	Nominees:	
1a.	Jeffrey Dailey	For
1b.	Bruce Hansen	For
1c.	Gregory Hendrick	For
1d.	Samuel G. Liss	For
1e.	Pradip K. Patiath	For
1f.	Christopher J. Perry	For
1g.	Sabra R. Purtill	For
1h.	Lee M. Shavel	For
1i.	Olumide Soroye	For
1j.	Kimberly S. Stevenson	For
1k.	Therese M. Vaughan	For
2.	To approve executive compensation on an advisory, non-binding basis.	For
3.	To ratify the appointment of Deloitte & Touche LLP as our independent auditor for the 2026 fiscal year.	For
4.	Shareholder Proposal - Shareholder Right to Act by Written Consent.	Against

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

V91581-P48923